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                                                                   EXHIBIT 10.27

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The Securities represented by this Debenture have not been registered under the
Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Borrower shall have received an opinion of Legal Counsel for the holder hereof, or such other evidence as may be satisfactory to Legal Counsel for the Borrower, to the effect that any such transfer shall not require registration under the Act and the State Acts.
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                 EARTHCARE RESOURCE MANAGEMENT OF FLORIDA, INC.
              EARTHCARE RESOURCE MANAGEMENT OF SOUTH FLORIDA, INC.
                         EARTHCARE ACQUISITION SUB, INC.


                          14.00% CONVERTIBLE DEBENTURE

$1,500,000                                                                No: 1

                          Date of Issue: April 3, 2001

         EARTHCARE RESOURCE MANAGEMENT OF FLORIDA, INC., a Florida corporation, EARTHCARE RESOURCE MANAGEMENT OF SOUTH FLORIDA, INC. (a Florida corporation) and EARTHCARE ACQUISITION SUB, INC., (an Illinois corporation) as co-borrowers (hereinafter collectively referred to as "BORROWER") (is indebted and, for value received, herewith promises to pay to:

                              Sagmark Capital, L.P.

or to its order or assigns, (together with any assignee, jointly or severally, the "Holder" or "Lender") on or before April 1, 2002 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of fourteen percent (14.00%) per annum as provided herein. This Debenture is a Debenture referred to in the Convertible Loan Agreement dated April 3, 2001 among Borrower, Parent and Lender. Capitalized Terms used herein and not otherwise defined shall have the meaning set forth for such terms in the Loan Agreement. In furtherance thereof, and in consideration of the premises, the Borrower covenants, promises and agrees as follows:

   1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 14.00% per annum and be payable in monthly installments commencing May 1, 2001, and subsequent payments shall be made on the first day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Debenture shall, to the extent permitted by applicable law, bear interest at the rate of 18.00% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof in writing to Borrower.

   2. MATURITY: If not sooner redeemed or converted, this Debenture shall mature on April 1, 2002 at which time all then remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full.

   3. MANDATORY PRINCIPAL INSTALLMENT: If this Debenture is not sooner redeemed or converted, Borrower shall pay to Holder on April 1, 2002, a final installment of all of the remaining unpaid Principal plus the amount of any unpaid interest and other charges then due.

   4. OPTIONAL REDEMPTION: On any interest payment date, and after prior irrevocable notice as provided for below, the outstanding principal amount of this Debenture is redeemable at the option of the Borrower, in whole but not in part, at 105% of par. The Borrower may exercise its right to redeem prior to Due Date by giving notice (the "Redemption Notice") thereof to the Holder as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the Holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 30 days nor more than 60 days after the date of the Redemption Notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date, and shall pay to the Holder a dollar amount equal to the Redemption Amount. In the case of Debentures called for redemption, the conversion rights will expire at the close of business on the Redemption Date.

   5. CONVERSION RIGHT: The Holder shall have the right, at Holder's option, at any time, to convert all, or, in multiples of $25,000, any part of this Debenture into such number of fully paid and nonassessable shares of common stock, .0001 par value, of Earthcare Company (the "Common Stock") as shall be provided herein. Earthcare Company ("Parent") is the parent of the Borrower. The Holder may exercise the conversion right by giving written notice (the "Conversion Notice") to the Parent of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the face amount of the Debenture divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, Parent shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Parent representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture being converted up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

   (a) Conversion Price: On the issue date hereof and until such time as an adjustment shall occur, the Conversion price shall be $3.60 PER SHARE; provided, however, that the Conversion Price shall be subject to adjustment at the times, and in accordance with the provisions, as follows:

   (i) Adjustment for Issuance of Shares at less than the Conversion Price: If and whenever any Additional Common Stock (as herein defined) shares shall be issued by the Parent (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the Conversion Price shall be reduced to a new Conversion Price equal to the consideration per share received by the Parent for the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of the Parent as existed for the Holder immediately preceding the Stock Issue Date.

    (ii) Sale of Shares: In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by Parent for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value (as hereinafter defined) of the property received.


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                                                       Issuer's Initial
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   (iii) Options and Convertible Securities, etc. In the case of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible into or exchangeable) or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), the Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby. On any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion of or exchange for such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price as then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights. If the Conversion Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion of exchange thereof.

   (iv) Reclassification of Shares: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of the Parent shall be deemed to have been issued without consideration.

   (v) Split up or Combination of Shares: In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

   (vi) Exceptions: The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by the Parent (including Common Stock held in the treasury of the Parent), except (1) Common Stock issued upon the conversion of this Debentures; (2) Common Stock issued pursuant to exercise of authorized or outstanding options under any incentive stock option plan for the officers, directors, and certain other key personnel as defined in said stock option plans of the Parent as currently established; and (3) Common Stock issued upon exercise of the Warrant issued in conjunction with this financing.

   (b) Adjustment for Mergers, Consolidations, Etc.:

   (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of the Parent or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, this Debenture will be convertible into the kind and amount of securities, cash and other property which the Holder would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of this Debenture immediately prior to the occurrence of such event.

   (ii) In case of any capital reorganization, reclassification of the stock of the Parent (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of the Parent to which the Holder would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of these foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

   (iii) The term "Fair Market Value", as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Parent in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon, provided however that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.


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                                                       Issuer's Initial
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   (iv) Notice of Adjustment. (A) In the event the Parent shall propose to take any action which shall result in an adjustment in the Conversion Price, the Parent shall give notice to the Holder, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture. (B) Following completion of an event wherein the Conversion Price shall be adjusted, the Parent shall furnish to the Holder a statement, signed by the Chief Executive Officer of the Parent of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

   6. RESERVATION OF SHARES: Parent warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock to effect conversion of this Debenture.

   7. REGISTRATION RIGHTS: Shares issued upon conversion of this Debenture shall be restricted from transfer by the Holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is duly exempt from registration.
   The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Parent agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of the Parent.

   8. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debentures shall be issued in denominations of face amount less than $25,000.00.

   9. TRANSFER: This Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder, (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debentures, as such holders are recorded on the books of the Borrower, and (iii) in compliance with the legend to read "The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Borrower shall have received an opinion of Legal Counsel for the Borrower, or such other evidence as may be satisfactory to Legal Counsel for the Borrower, to the effect that any such transfer shall not require registration under the Act and the State Acts."

   The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas.

   10. MAXIMUM INTEREST RATE: Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather


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                                                       Issuer's Initial
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than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

   (b) "Maximum Rate" shall mean, on any day, the highest nonusurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the Holder and which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

   11. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to that certain Convertible Loan Agreement dated April 3, 2001 by and between the Borrower, Parent and Sagemark Capital L.P. and the Holder hereof is entitled to all the rights and benefits, and is subject to all the obligations of Lender, Parent and Borrower under said agreement. Borrower, Parent and Lender have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower and Parent agree that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holder at the offices of the Borrower and Parent.

   12. GOVERNING LAW: THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, OR, WHERE APPLICABLE, THE LAWS OF THE UNITED STATES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            (signature pages follow)















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                                                       Issuer's Initial
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            IN WITNESS WHEREOF, the undersigned Borrower and Parent have caused this Debenture to be duly issued and executed on the Date of Issue as stated above.



Address for Notice:             Parent
-------------------
14901 Quorum Drive, Suite 100
Dallas, TX 75240                Earthcare Company

                                By:
                                   ---------------------------------------------
                                   William W. Solomon, Jr
                                   Vice President and Chief Financial Officer

                                Attest  by:
                                            -------------------------------
                                   Name:
                                   Title:


Address for Notice:             Borrower
-------------------
4800 N. Federal Highway         Earthcare Resource Management of Florida, Inc.,
Boca Raton, FL 33431

                                By:
                                   ---------------------------------------------
                                   William W. Solomon, Jr
                                   Vice President and Chief Financial Officer

                                Attest  by:
                                            -------------------------------
                                   Name:
                                   Title:


Address for Notice:             Borrower
-------------------
4800 N. Federal Highway         Earthcare Resource Management of South Florida,
Boca Raton, FL 33431            Inc.,

                                By:
                                   ---------------------------------------------
                                   William W. Solomon, Jr
                                   Vice President and Chief Financial Officer

                                Attest  by:
                                            -------------------------------
                                   Name:
                                   Title:


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                                                       Issuer's Initial
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Address for Notice:             Borrower
-------------------
4800 N. Federal Highway         Earthcare Acquisition Sub, Inc.
Boca Raton, FL 33431

                                By:
                                   ---------------------------------------------
                                   William W. Solomon, Jr
                                   Vice President and Chief Financial Officer

                                Attest  by:
                                            -------------------------------
                                   Name:
                                   Title:




         This instrument was acknowledged before me on ___________, 200____, by _________________________, ________________of__________________, a
_______________________ corporation.


                                         Notary Public, State of
                                                                --------------
                                         My Commission Expires:
                                                               ---------------

                                         Printed Name of Notary
                                                               ---------------









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                                                       Issuer's Initial
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